Exhibit 99.1

Aridis Pharmaceuticals Announces $8.5 Million Registered Direct Offering

Company Enters Into Securities Purchase Agreement with Institutional Investors

SAN JOSE, Calif., October 14, 2020 /PRNewswire/ -- Aridis Pharmaceuticals, Inc. (Nasdaq: ARDS) (the “Company”), a biopharmaceutical company focused on the discovery and development of novel anti-infective therapies to treat life-threatening infections, today announced that it has entered into a securities purchase agreement with certain institutional investors with extensive backgrounds in life sciences and biotechnology investing to purchase in a registered direct offering 1,134,470 shares of common stock for $7.4925 per share.

In a concurrent private placement, the investors agreed to purchase two series of warrants for an aggregate 567,234 shares of common stock. The Series A Warrants sold in the offering will have an exercise price of $7.43 per share, will be exercisable six months from the date of issuance, and will expire three and a half years from the date they become exercisable. The Series B Warrants sold in the offering will have an exercise price of $9.00 per share, will be exercisable six months from the date of issuance, and will expire three and a half years from the date they become exercisable. In addition, the Series B Warrants are redeemable by the Company at $0.01 per share upon the price of its common stock closing at $9.00 or more over five (5) consecutive trading days.

The Company intends to use the net proceeds from the registered direct offering and concurrent private placement for clinical development of its product candidates, working capital and other general corporate purposes. In the near-term, priority will be placed on the Company’s ongoing AR-301 Phase 3 clinical trial for patients with ventilator associated pneumonia (VAP), AR-501’s Phase 2b clinical trial for the treatment of chronic lung infections in cystic fibrosis patients and, to continue developing novel COVID-19 therapies.

The common stock described above is being offered pursuant to a shelf registration statement on Form S-3 (File No. 333-233601), previously filed with the Securities and Exchange Commission (“SEC”) on September 3, 2019 and declared effective on September 5, 2019. Such shares of common stock are being offered only by means of a prospectus supplement. A prospectus supplement and the accompanying prospectus relating to the registered direct offerings may be obtained, when available, on the SEC’s website at http://www.sec.gov or by contacting Aridis Pharmaceuticals, Inc.

The private placement warrants described above are being offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and Rule 506(b) of Regulation D promulgated thereunder and, along with the shares of common stock underlying the warrants, have not been registered under the Act or applicable state securities laws. Accordingly, the private placement warrants and underlying shares of common stock may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from registration requirements of the Act and such applicable state securities laws.

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Aridis Pharmaceuticals, Inc.

Aridis Pharmaceuticals, Inc. discovers and develops anti-infectives to be used as add-on treatments to standard-of-care antibiotics. The Company is utilizing its proprietary ʎPEXTM and MabIgX® technology platforms to rapidly identify rare, potent antibody-producing B-cells from patients who have successfully overcome an infection, and to rapidly manufacture monoclonal antibody (mAbs) for therapeutic treatment of critical infections. These mAbs are already of human origin and functionally optimized for high potency by the donor’s immune system; hence, they do not require genetic engineering or further optimization to achieve full functionality.

The Company has generated multiple clinical stage mAbs targeting bacteria that cause life-threatening infections such as ventilator associated pneumonia (VAP) and hospital acquired pneumonia (HAP), in addition to preclinical stage antiviral mAbs. The use of mAbs as anti-infective treatments represents an innovative therapeutic approach that harnesses the human immune system to fight infections and is designed to overcome the deficiencies associated with the current standard of care which is broad spectrum antibiotics. Such deficiencies include, but are not limited to, increasing drug resistance, short duration of efficacy, disruption of the normal flora of the human microbiome and lack of differentiation among current treatments. The mAb portfolio is complemented by a non-antibiotic novel mechanism small molecule anti-infective candidate being developed to treat lung infections in cystic fibrosis patients. The Company’s pipeline is highlighted below:

Aridis' Pipeline

AR-301 (VAP). AR-301 is a fully human immunoglobulin 1, or IgG1, mAb currently in Phase 3 clinical development targeting gram-positive Staphylococcus aureus (S. aureus) alpha-toxin in VAP patients.

AR-101 (HAP). AR-101 is a fully human immunoglobulin M, or IgM, mAb in Phase 2 clinical development targeting Pseudomonas aeruginosa (P. aeruginosa) liposaccharides serotype O11, which accounts for approximately 22% of all P. aeruginosa hospital acquired pneumonia cases worldwide.

AR-501 (cystic fibrosis). AR-501 is an inhaled formulation of gallium citrate with broad-spectrum anti-infective activity being developed to treat chronic lung infections in cystic fibrosis patients.  This program is currently in a Phase 1/2a clinical study in healthy volunteers and CF patients.

AR-401 (blood stream infections). AR-401 is a fully human mAb preclinical program aimed at treating infections caused by gram-negative Acinetobacter baumannii.

AR-701 (COVID-19). AR-701 is a mixture of fully human mAbs discovered from convalescent COVID-19 patients that are directed at multiple envelope proteins of the SARS-CoV-2 virus.

AR-201 (RSV infection). AR-201 is a fully human IgG1 mAb out-licensed preclinical program aimed at neutralizing diverse clinical isolates of respiratory syncytial virus (RSV).

For additional information on Aridis Pharmaceuticals, please visit https://aridispharma.com/.

Forward-Looking Statements

Certain statements in this press release are forward-looking statements that involve a number of risks and uncertainties.  These statements may be identified by the use of words such as "anticipate," "believe," "forecast," "estimated" and "intend" or other similar terms or expressions that concern Aridis' expectations, strategy, plans or intentions. These forward-looking statements are based on Aridis' current expectations and actual results could differ materially.  There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements.  These factors include, but are not limited to, the need for additional financing, the timing of regulatory submissions, Aridis' ability to obtain and maintain regulatory approval of its existing product candidates and any other product candidates it may develop, approvals for clinical trials may be delayed or withheld by regulatory agencies, risks relating to the timing and costs of clinical trials, risks associated with obtaining funding from third parties, management and employee operations and execution risks, loss of key personnel, competition, risks related to market acceptance of products, intellectual property risks, risks related to business interruptions, including the outbreak of COVID-19 coronavirus, which could seriously harm our financial condition and increase our costs and expenses, risks associated with the uncertainty of future financial results, Aridis' ability to attract collaborators and partners and risks associated with Aridis' reliance on third party organizations.  While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, market conditions and the factors described under the caption "Risk Factors" in Aridis' 10-K for the year ended December 31, 2019 and Aridis' other filings made with the Securities and Exchange Commission. Forward-looking statements included herein are made as of the date hereof, and Aridis does not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances.

Contact:

Investor Relations

Jason Wong

Blueprint Life Science Group

jwong@bplifescience.com

(415) 375-3340 Ext. 4

SOURCE Aridis Pharmaceuticals, Inc.

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